Federated Capital Appreciation Fund
A Portfolio of Federated Equity Funds
CLASS A SHARES (TICKER FEDEX)
CLASS B SHARES (TICKER CPABX)
CLASS C SHARES (TICKER CPACX)
CLASS R SHARES (TICKER CPAKX)
INSTITUTIONAL SHARES (TICKER CPAIX)

SUPPLEMENT TO PROSPECTUS/PROXY STATEMENT DATED JANUARY 14, 2013
1. The special meeting of shareholders of Federated Capital Appreciation Fund (Fund) scheduled to be held on March 11, 2013, to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Equity Income Fund, Inc. would acquire the assets of the Fund in a complete liquidation and dissolution of the Fund has been adjourned to April 8, 2013.
2. Additionally, effective March 2013, Walter C. Bean replaced James E. Grefenstette and Dean J. Kartsonas as portfolio manager of the Fund. As noted above, a shareholder meeting has been scheduled to consider the reorganization of the Fund into Federated Equity Income Fund, Inc. If the proposed reorganization is consummated, shareholders of the Fund will become shareholders of Federated Equity Income Fund, Inc., which is not managed by Walter C. Bean. Accordingly, under the heading entitled, “Portfolio Management Information,” please delete the biographical information for James E. Grefenstette and Dean J. Kartsonas and replace it with the following biographical information for Walter C. Bean:
“Walter C. Bean, Chartered Financial Analyst, has been the Fund's Portfolio Manager since March 2013. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Strategic Value Management Team of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C. S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelor's Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean has 43 years of investment experience.”
March 8, 2013
Federated Capital Appreciation Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451538 (3/13)